Exhibit 4.1

FIRST AMENDMENT TO
CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “First Amendment”) is made as of the 23rd day of March, 2006 by and among:

TRANS WORLD ENTERTAINMENT CORPORATION, a New York corporation, having its principal place of business at 38 Corporate Circle, Albany, New York 12203, as Lead Borrower (in such capacity, the “Lead Borrower”) for the Borrowers;

the Borrowers party hereto;

the Facility Guarantors party hereto;

the Lenders party hereto;

BANK OF AMERICA, N.A., as Issuing Bank; and

BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent (in such capacities, the “Agent”).

In consideration of the mutual covenants herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

WITNESSETH

WHEREAS, the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank and the Agent have entered into a Credit Agreement dated as of January 5, 2006 (the “Credit Agreement”); and

WHEREAS, the Lead Borrower has advised the Agent and the Lenders that the Borrowers desire to increase the Total Commitments to $130,000,000.00 in accordance with Section 2.02 of the Credit Agreement; and

WHEREAS, pursuant to the terms and provisions of Section 2.02(b)(i) of the Credit Agreement, each Additional Commitment Lender is required to join in, and become party to, the Credit Agreement as a condition to any Commitment Increase becoming effective; and

WHEREAS, in connection with the proposed Commitment Increase, (i) the Lenders identified on Schedule 1 hereto as “Additional Commitment Lenders” desire to become parties to the Credit Agreement as Lenders thereunder and (ii) the Lead Borrower, the Borrowers, the Lenders, the Issuing Bank and the Agent desire to amend certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.                         Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                         Joinder to Credit Agreement by the Additional Commitment Lenders. Effective as of the date of this First Amendment, each Additional Commitment Lender hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and the other Loan Documents, and acknowledges and agrees, as indicated with its signature below, (i) to be bound by all of the representations, warranties and agreements set forth in Section 9.05(b) of the Credit Agreement, (ii) to be a party to and be bound by the provisions of the Credit Agreement as if such Additional Commitment Lender was a signatory to the Credit Agreement and was expressly named as a Lender therein, and (iii) to the extent of the Increased Commitment assigned to the Additional Commitment Lender, to have the rights and obligations of a Lender under the Credit Agreement. The Lead Borrower, the other Borrowers and the Facility Guarantors hereby consent to the joinder of each Additional Commitment Lender to the Credit Agreement, and acknowledge that each Additional Commitment Lender is a party to the Credit Agreement as if such Additional Commitment Lender was a signatory to the Credit Agreement and was expressly named as a Lender therein.

3.                         Amendment of Schedule 1.1(a) to the Credit Agreement. Effective as of the date of this First Amendment, Schedule 1.1(a) to the Credit Agreement setting forth the Commitments of the Lenders is amended and restated in its entirety to read as set forth on Schedule 1.1(a) attached hereto.

4.                         Joinder to Credit Agreement as a “Borrower” by Movies Plus, Inc. and Record Town Utah, LLC Effective as of the date of this First Amendment, each of Movies Plus, Inc. and Record Town Utah, LLC, hereby acknowledges that it has received and reviewed a copy of the Credit Agreement and the other Loan Documents, and acknowledges and agrees, as indicated with its signature below, (i) to be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents as a “Borrower” thereunder as if Movies Plus, Inc., and Record Town Utah, LLC, respectively, was a signatory to the Credit Agreement and was expressly named as a Borrower therein, (ii) to be bound, jointly and severally with all of the other Borrowers, by all of the representations, warranties, covenants and agreements of the Borrowers set forth in the Credit Agreement and the other Loan Documents, and (iii) to execute and deliver to the Agent (A) a Note evidencing the obligations of Movies Plus, Inc., and Record Town Utah, LLC, respectively, as a Borrower under the Credit Agreement and the other Loan Documents and (B) such other instruments, documents and agreements as the Agent may reasonably request. The Lead Borrower, the other Borrowers and the Facility Guarantors hereby consent to the joinder to the Credit

Agreement of each of Movies Plus, Inc. and Record Town Utah, LLC, as a Borrower thereunder.

5.         Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

a.                          The definition of “Borrower(s)” “ in Section 1.01 of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

““Borrower(s)” means Movies Plus, Inc., Record Town, Inc., Record Town USA, LLC, Trans World Entertainment Corporation, Trans World New York, LLC, Trans World Florida, LLC, and Record Town Utah, LLC.”

b.                         The definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

““Borrowing Base” means, at any time of calculation, an amount equal to:

(a)                     the lesser of (i) (A) the Appraisal Percentage multiplied by (B) the Appraised Value of Eligible Inventory (less Inventory Reserves (provided such Inventory Reserves shall not be duplicative of any reserve specifically provided for in the calculation of Appraised Value)) or (ii) (A) the Inventory Advance Rate multiplied by (B) the Cost of Eligible Inventory (less Inventory Reserves); provided that at any time going out-of-business sales or other liquidation sales are occurring in the greater of (x) five (5) or more of the Borrowers’ stores; or (y) twenty-five (25) or more of the Borrowers’ stores if at such time the Cost of Eligible Inventory (less Inventory Reserves) as reflected on the most recent Borrowing Base Certificate delivered by the Borrowers pursuant to Section 5.01(f) is equal to or greater than three (3) times the amount of the then Total Commitments then, (a) all Inventory located in all such stores in which a Loan Party is conducting the going-out-of-business or other liquidation sales shall be excluded from Eligible Inventory for purposes of calculating the Borrowing Base and (b) the Appraisal Percentage or Inventory Advance Rate, as the case may be, applicable to Eligible Inventory located in stores in which an independent professional liquidation company, reasonably acceptable to the Agent, is conducting the going-out-of-business or other liquidation sales (which Eligible Inventory shall not be excluded for purposes of calculating the Borrowing Base) shall be subject to adjustment by the Administrative Agent in its reasonable discretion; minus

(b)                    the then amount of all Availability Reserves.”

c.                          The definition of “Facility Guarantors” in Section 1.01 of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

““Facility Guarantors” means (i) Media Logic USA, LLC, and (ii) each other Subsidiary that is required to execute and deliver a Facility Guarantee pursuant to Section 5.12 hereof.”

d.                         Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definitions inserted in appropriate alphabetical order:

“Musicland” means Musicland Holding Corp., a Delaware corporation.

“Musicland Acquisition” means that transactions contemplated by the Musicland Asset Purchase Agreement whereby the Lead Borrower will (i) acquire from Musicland the “Acquired Assets” (as such term is defined in the Musicland Asset Purchase Agreement) for consideration in the amount of the Musicland Purchase Price and (ii) assume the Assumed Liabilities (as such term is defined in the Musicland Asset Purchase Agreement) to be assumed by the Lead Borrower pursuant to the Musicland Asset Purchase Agreement.

“Musicland Asset Purchase Agreement” means the Asset Purchase Agreement dated as of February 17, 2006, by and among the Lead Borrower, Musicland, Musicland’s debtor affiliates and the chapter 11 estates of Musicland and its debtor affiliates, without giving effect to any amendment, modification, supplement or other agreement relating thereto not approved in writing by the Agent.

“Musicland Purchase Price” means the Purchase Price payable by the Lead Borrower as defined in the Musicland Asset Purchase Agreement.

e.                          The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of such definition and substituting in its stead the following:

“provided, however if the consideration paid or payable in connection with the proposed Acquisition, plus (i) the aggregate consideration paid or payable in connection with all other Acquisitions consummated since the Closing Date (excluding the Musicland Purchase Price), (ii) the aggregate sum of all Restricted Payments made pursuant to Section 6.06 since the Closing Date, and (iii) the aggregate consideration paid or payable in connection with all Permitted Minority Investments made after the Closing Date are in an aggregate amount equal to or greater than $50,000,000, then as a condition to the consummation of such Acquisition, in addition to the requirements set forth in clauses (a) through (f) above, (x) the Payment Conditions shall have been satisfied and (y) the Borrowers shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Lead Borrower stating that the Payment Conditions have been satisfied, together with supporting documentation demonstrating satisfaction of the Payment Conditions, which supporting documentation shall be reasonably satisfactory to the Administrative Agent; and provided, further that the Musicland Acquisition shall be deemed a “Permitted Acquisition”.”

f.                            The definition of “Permitted Minority Investment “ in Section 1.01 of the Credit Agreement is hereby amended by deleting the proviso at the end of such definition and substituting in its stead the following:

“provided, however if the consideration paid or payable in connection with the proposed Permitted Minority Investment plus the (i) aggregate consideration paid or payable in connection with all other Permitted Minority Investments made after the Closing Date, (ii) the aggregate consideration paid or payable in connection with all Permitted Acquisitions consummated after the Closing Date (excluding the Musicland Purchase Price), and (iii) the aggregate sum of all Restricted Payments made pursuant to Section 6.06 after the Closing Date are in the aggregate amount equal to or greater than $50,000,000, then as a condition to the Investment, in addition to the requirements set forth in clauses (a) through (d) above, (x) the Payment Conditions shall have been satisfied and (y) the Borrowers shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Lead Borrower stating that the Payment Conditions have been satisfied, together with supporting documentation demonstrating satisfaction of the Payment Conditions, which supporting documentation shall be reasonably satisfactory to the Administrative Agent.”

g.                         The definition of “Permitted Overadvance” in Section 1.01 of the Credit Agreement is hereby amended by deleting the clause “ninety (90) consecutive Business Days” in clause (b)(ii) thereof and substituting the clause “ninety (90) consecutive calendar days” in its stead.

h.                         Section 5.08 (b) of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

“(b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the Administrative Agent and after reasonable prior notice during normal business hours, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers’ practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, provided, however, unless a Default or Event of Default has occurred and is continuing the Agents may cause no more than three (3) Inventory appraisals and three (3) commercial finance examinations to be undertaken during any Fiscal Year. The Loan Parties subject to the limitations set forth below shall pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals. The Loan Parties acknowledge and agree that during any Fiscal Year in which (x) any Revolving Loans are outstanding and (y) the Cost of the Borrowers’ Eligible Inventory as reflected on the most recent Borrowing Base Certificate (net of Inventory Reserves and after giving effect to any proposed Permitted Store Closures) is less than three (3) times the then Total Commitments, the Loan Parties shall reimburse the Agents the reasonable cost of up to one (1) Inventory appraisal and up to one (1) commercial finance examination during such Fiscal Year; provided, however, during any Fiscal Year in which Excess Availability is less than thirty percent (30%) of the Total Commitments, as reflected on the most recent Borrowing Base Certificate at anytime during such Fiscal Year, the Loan Parties shall reimburse the Agents the reasonable cost of up to a total of two (2) Inventory appraisals and up to a total of two (2) commercial finance examinations during such Fiscal Year; provided, further, however, that the Agents shall be entitled to undertake such additional commercial finance examinations and Inventory appraisals each Fiscal Year at the Agents’ own expense. Notwithstanding the foregoing, upon the occurrence and during the continuance of a Default or Event of Default, the Loan Parties shall reimburse the Agents for up to a total of three (3) Inventory appraisals and up to three (3) commercial finance examinations during any Fiscal Year to be undertaken as the Agents in their discretion deem necessary or appropriate or as may be required by Applicable Law.”

i.                             Section 6.05 (e) of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

“(e) the sale and disposition of assets pursuant to the liquidation or closure of the Borrowers’ stores (including, without limitation, the equipment and Inventory therein) in the ordinary course of business;”

j.                             Section 6.06 (a) of the Credit Agreement is hereby amended by deleting the proviso at the end of such section and substituting in its stead the following:

“provided, further however, if the payments made in connection with clauses (i), (ii), or (iii) hereof after the Closing Date, plus the sum of (x) the aggregate consideration paid or payable in connection with all Permitted Acquisitions consummated after the Closing Date (excluding the Musicland Purchase Price) and (y) the aggregate consideration paid or payable in connection with all Permitted Minority Investments made after the Closing Date are in an aggregate amount equal to or greater than $50,000,000, then as a condition to the making of such proposed payment, (x) the Payment Conditions shall have been satisfied and (y) the Borrowers shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Lead Borrower stating that the Payment Conditions have been satisfied, together with supporting documentation demonstrating satisfaction of the Payment Conditions, which supporting documentation shall be reasonably satisfactory to the Administrative Agent.”

k.                          Section 9.02 (b) (iv) of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

“(iv) change Sections 2.20, 2.22, 2.23 or 2.26 of this Agreement or Section 6.2 of the Security Agreement, without the Consent of each Lender,”

1.                          Section 9.03 (a) of the Credit Agreement is deleted in its entirety and the following is substituted in its stead:

“(a) The Loan Parties shall jointly and severally pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents, appraisers and for commercial finance examinations permitted under this Agreement, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all reasonable out-of-pocket expenses incurred by the Agents, Bank of America, the Issuing Bank or the Lenders, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Agents, Bank of America, the Issuing Bank or the Lenders in connection with the Loans made or Letters of Credit issued hereunder, or in connection with the enforcement or protection of the rights of the Agents, Bank of America, the Issuing Bank or the Lenders in connection with the Loan Documents, including their rights under this Section, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans; provided that the Lenders who are not the Agents or the Issuing Bank shall be entitled to reimbursement for no more than one counsel or outside consultant representing all such Lenders (absent a conflict of interest in which case the Lenders may engage and be reimbursed for additional counsel or outside consultants).

6.                         Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

a.                          This First Amendment shall have been duly executed and delivered by the Lead Borrower, the other Borrowers, the Facility Guarantors, the Agent and the Required Lenders. The Agent shall have received a fully executed copy hereof and of each other document required hereunder, including, without limitation, Notes executed by each of Movies Plus, Inc. and Record Town Utah, LLC.

b.                         All action on the part of the Lead Borrower, the other Borrowers and the Facility Guarantors necessary for the valid execution, delivery and performance by such Persons of this First Amendment shall have been duly and effectively taken. The Agent shall have received from the Lead Borrower, the other Borrowers and the Facility Guarantors true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

c.                          The Borrowers shall have paid the Agent all fees due in connection with this First Amendment and reimbursed the Agent for all costs and expenses to be reimbursed in connection with this First Amendment, each as set forth in the Fee Letter between the Borrowers and the Agent dated the date hereof.

d.                         No Default or Event of Default shall have occurred and be continuing.

e.                          The Borrowers shall have provided such additional instruments, documents, and opinions of counsel to the Agent as the Agent and their counsel may have reasonably requested.

7.                         Miscellaneous.

a.                          Except as provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Lead Borrower, the other Borrowers and the Facility Guarantors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained. Without limiting the generality of the foregoing, the Lead Borrower, the other Borrowers and the Facility Guarantors hereby acknowledge, confirm and agree that all Collateral shall continue to secure the Obligations as they may be modified or amended pursuant to this First Amendment or by any future modifications, amendments, substitutions or renewals of the Credit Agreement. Each Facility Guarantor hereby (i) ratifies, confirms and reaffirms, all and singular, the terms and conditions of, and all warranties and representations set forth in, their respective Facility Guarantees, (ii) acknowledges, confirms and agrees that their respective Facility Guarantees remain in full force and effect and shall in no way be limited or affected by this First Amendment and (iii) acknowledges and agrees that such Person has no offsets, defenses, or counterclaims against the Agent or any Lender with respect to such Person’s Facility Guarantee or otherwise, and to the extent that any of the undersigned has any such offsets, defenses, or counterclaims, then such Person hereby WAIVES and RELEASES the same.

b.                         This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy shall be effective as delivery of a manually executed counterpart hereof.

c.                          This First Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon. Any determination that any provision of this First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and their seals to be hereto affixed as the date first above written.

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION, as Lead Borrower and Borrower

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

FACILITY GUARANTORS

MEDIA LOGIC USA, LLC

By:	Record Town, Inc., its sole member

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and Lender

By:	/s/ Sally A. Sheehan
Name:	Sally A. Sheehan
Title:	Managing Director

Address: 40 Broad Street, 10th Floor Boston, Massachusetts 02109 Attn: Sally A. Sheehan Telephone: (617) 434-4045 Telecopy: (617) 434-4339

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Mark Mital
Name:	MARK MITAL
Title:	SENIOR VICE PRESIDENT

Address: 135 South LaSalle Street, Suite 1126 Chicago, Illinois 60603 Attn: Mark Mital Telephone: (312) 904-2747 Telecopy: (312) 904-6546

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ James M. Barbato
Name:	James M. Barbato
Title:	Vice President

Address: One Chase Square; T-25 Rochester, N.Y. 14643 Attn: Trans World Client Mgr.
Telephone: (585) 258 - 6466
Telecopy: (585) 258 - 7440

FIRST NIAGARA BANK, as Lender

By:	/s/ Schuyler Tilly
Name:	Schuyler Tilly
Title:	Vice President

Address: 18 Corporate Woods Boulevard Suite 100 Albany, NY 12211
Attn: Schuyler Tilly, Corporate Banking
Telephone: 518-694-3339
Telecopy: 518-694-3013

SCHEDULE 1

Additional Commitment Lenders

— JPMorgan Chase Bank, N.A.

— First Niagara Bank

Schedule 1.1 (a)
Lenders and Commitments

Lender	Commitment
Bank of America, N.A.	$70,000,000.00
LaSalle Bank National Association	$25,000,000.00
JPMorgan Chase Bank, N.A.	$25,000,000.00
First Niagara Bank	$10,000,000.00

JOINDER TO PLEDGE AGREEMENT

This Joinder to Pledge Agreement (this “Joinder”) is made as of this 23rd day of March 2006, by and among (a) each of the Pledgors listed on the signature pages hereto (the “Existing Pledgors”), (b) Record Town USA, LLC (“Record Town USA”) and (c) Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Pledge Agreement referred to below).

W I T N E S S E T H:

A.       Reference is hereby made to (i) the Credit Agreement dated as of January 5, 2006, by and among (a) Trans World Entertainment Corporation (the “Lead Borrower”), (b) the other Borrowers party thereto, (c) the Facility Guarantors party thereto, (d) the Lenders party thereto, (e) Bank of America, N.A., as Issuing Bank and (f) Bank of America, N.A., as Administrative Agent and Collateral Agent (such Credit Agreement, as amended by the First Amendment to Credit Agreement, dated as of March 23, 2006 (the “First Amendment”), is referred to herein as the “Credit Agreement”), and (ii) the Pledge Agreement dated as of January 5, 2006, by and among the Existing Pledgors and the Collateral Agent for the benefit of the Secured Parties (the “Pledge Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Pledge Agreement.

B.        Pursuant to the Pledge Agreement, the Existing Pledgors have granted to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to the Pledged Collateral (as defined in the Pledge Agreement).

C.        Record Town USA has formed Record Town Utah, LLC, a New York limited liability company, as a new Subsidiary, and pursuant to the First Amendment Record Town Utah, LLC has joined the Credit Agreement as a Borrower thereunder.

D.        Pursuant to Section 5.12 of the Credit Agreement, the Loan Parties are required to cause Record Town USA to pledge the Capital Stock of Record Town Utah, LLC to the Collateral Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                          As security for the payment and performance, as the case may be, in full of the Obligations, Record Town USA hereby (i) agrees (a) to be a party to and be bound by the provisions of the Pledge Agreement and the other Loan Documents as a “Pledgor” thereunder as if Record Town USA was a signatory to the Pledge Agreement and was expressly named as a Pledgor therein and (b) to be bound, jointly and severally, with all of the other Pledgors, by all of the representations, warranties, covenants and agreements of the Pledgors set forth in the Pledge Agreement and the other Loan Documents, (ii) transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Collateral Agent, its successors and assigns, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of Record Town USA’s right, title and interest in, to and under: (a) the membership interests in Record Town Utah, LLC listed on Schedule A hereto and the securities, if any, representing all such membership interests (the “Additional Pledged Securities”), (b) subject to Section 6 of the Pledge Agreement, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Additional Pledged Securities, (c) subject to Section 6 of the Pledge Agreement, all rights and privileges of Record Town USA with respect to the Additional Pledged Securities and (d) all proceeds of any of the foregoing (collectively, the “Additional Pledged Collateral”), TO HAVE AND TO HOLD the Additional Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties and (iii) agrees to deliver to the Collateral Agent any and all certificates or other instruments or documents representing the Additional Pledged Securities and to execute and deliver to the Collateral Agent such other instruments, documents and agreements as the Collateral Agent may reasonably request.

2.                          Record Town USA and the Existing Pledgors hereby (i) agree that Schedule A attached hereto shall be attached to, and hereafter constitute a part of, Schedule I to the Pledge Agreement and (ii) agree that the Additional Pledged Securities constitute “Pledged Securities” for all purposes of the Pledge Agreement, (iii) agree that the Additional Pledged Collateral constitutes “Pledged Collateral” for all purposes of the Pledge Agreement and (iii) represent, warrant and covenant to and with the Collateral Agent that each of the representations and warranties contained in Section 4 of the Pledge Agreement are true and correct in all material respects on the date hereof after giving effect to the addition of Schedule A hereto to Schedule 1 of the Pledge Agreement.

3.                          All of the terms and conditions of the Pledge Agreement, as supplemented herein, remain in full force and effect.

4.                          This Joinder, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

5.                          It is intended that this Joinder take effect as an instrument under seal as of the date first written above.

[Signature Pages Follow]

COLLATERAL AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Sally A. Sheehan
Sally A. Sheehan Managing Director

5

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed by their duly authorized officers under seal as of the date first appearing above.

PLEDGORS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

SCHEDULE A

Record Town Utah, LLC does not have any authorized, issued or outstanding membership interests of any class or any commitments to issue any membership interests of any class or any securities convertible into or exchangeable for any membership interests of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Type of Interest held by Record Owner	Percentage of Membership Interests held by Record Owner

Record Town Utah, LLC	Record Town USA, LLC	Limited liability company membership interest	100%

JOINDER TO SECURITY AGREEMENT

This Joinder to Security Agreement (this “Joinder”) is made as of this 23rd day of March 2006 by and among (a) each of the Grantors listed on the signature pages hereto (the “Existing Grantors”), (b) Record Town Utah, LLC (“Record Town Utah”) and (c) Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement referred to below).

W I T N E S S E T H:

A.       Reference is hereby made to (i) the Credit Agreement dated as of January 5, 2006, by and among (a) Trans World Entertainment Corporation (the “Lead Borrower”), (b) the other Borrowers party thereto, (c) the Facility Guarantors party thereto, (d) the Lenders party thereto, (e) Bank of America, N.A., as Issuing Bank and (f) Bank of America, N.A., as Administrative Agent and Collateral Agent (such Credit Agreement, as amended by the First Amendment to Credit Agreement, dated as of March 23, 2006 (the “First Amendment”), is referred to herein as the “Credit Agreement”), and (ii) the Security Agreement dated as of January 5, 2006, by and among the Existing Grantors and the Collateral Agent for the benefit of the Secured Parties (the “Security Agreement”). All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Security Agreement.

B.        Pursuant to the Security Agreement, the Existing Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and to the Collateral (as defined in the Security Agreement).

C.        Pursuant to the First Amendment, Record Town Utah has joined the Credit Agreement as a Borrower thereunder.

D.        Pursuant to Section 5.12 of the Credit Agreement, the Loan Parties are required to cause Record Town Utah to join the Security Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                          As security for the payment and performance, as the case may be, in full of the Obligations, Record Town Utah hereby (i) agrees (a) to be a party to and be bound by the provisions of the Security Agreement and the other Loan Documents as a “Grantor” thereunder as if Record Town Utah was a signatory to the Security Agreement and was expressly named as a Grantor therein and (b) to be bound, jointly and severally, with all of the other Grantors, by all of the representations, warranties, covenants and agreements of the Grantors set forth in the Security Agreement and the other Loan Documents and (ii) bargains, assigns, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a

1

security interest in, all of Record Town Utah’s right, title and interest in, to and under the Collateral. Without limiting the foregoing, Record Town Utah hereby designates the Collateral Agent as Record Town Utah’s true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file one or more Financing Statements, continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by Record Town Utah, without the signature of Record Town Utah (Record Town Utah hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming Record Town Utah as debtor and the Collateral Agent as secured party.

2.                          All of the terms and conditions of the Security Agreement, as supplemented herein, remain in full force and effect.

3.                          This Joinder, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.

4.                          It is intended that this Joinder take effect as an instrument under seal as of the date first written above.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to be executed by their duly authorized officers under seal as of the date first appearing above.

GRANTORS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

MEDIA LOGIC USA, LLC

By:	Record Town, Inc., its sole member

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	Record Town USA, LLC, its sole member

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

COLLATERAL AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Sally A. Sheehan
Sally A. Sheehan Managing Director

REVOLVING NOTE

$70,000,000.00	March 23, 2006

FOR VALUE RECEIVED, the undersigned (singly, a “Borrower”, and collectively, the “Borrowers”, together with successors and assigns), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 40 Broad Street, Boston, Massachusetts 02109, the principal sum of SEVENTY MILLION DOLLARS ($70,000,000.00), or, if less, the aggregate unpaid principal balance of Revolving Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement dated January 5, 2006 (as such may be amended, modified, supplemented or restated, the “Credit Agreement”) by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank, with interest, fees, expenses, and costs at the rate and payable in the manner stated therein.

This is a “Revolving Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Borrowers shall have the right to borrow, re-pay and re-borrow amounts hereunder pursuant to the terms and subject to the conditions of the Credit Agreement Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Agent’s books and records concerning the Revolving Loans, the accrual of interest thereon, and the repayment of such Revolving Loans, shall be prima facie evidence of the indebtedness hereunder, absent manifest error.

No delay or omission by the Agent or the Lender in exercising or enforcing any of Agent’s or such Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Note.

1

This Revolving Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any suit for the enforcement of this Revolving Note or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. Each Borrower agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Revolving Note or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.

THIS REVOLVING NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE AGENT IN BOSTON, MASSACHUSETTS, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Note, is relying thereon. EACH BORROWER, EACH GUARANTOR, ENDORSER AND SURETY, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER OR IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES DIRECTLY OR INDIRECTLY OUT OF OR RELATES TO THIS REVOLVING NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER

2

PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

3

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be duly executed as of the date set forth above.

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

4

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

5

REVOLVING NOTE

$25,000,000.00	March 23, 2006

FOR VALUE RECEIVED, the undersigned (singly, a “Borrower”, and collectively, the “Borrowers”, together with successors and assigns), jointly and severally promise to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 40 Broad Street, Boston, Massachusetts 02109, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00), or, if less, the aggregate unpaid principal balance of Revolving Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement dated January 5, 2006 (as such may be amended, modified, supplemented or restated, the “Credit Agreement”) by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank, with interest, fees, expenses, and costs at the rate and payable in the manner stated therein.

This is a “Revolving Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Borrowers shall have the right to borrow, re-pay and re-borrow amounts hereunder pursuant to the terms and subject to the conditions of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Agent’s books and records concerning the Revolving Loans, the accrual of interest thereon, and the repayment of such Revolving Loans, shall be prima facie evidence of the indebtedness hereunder, absent manifest error.

No delay or omission by the Agent or the Lender in exercising or enforcing any of Agent’s or such Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence

1

with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Note.

This Revolving Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any suit for the enforcement of this Revolving Note or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. Each Borrower agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Revolving Note or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.

THIS REVOLVING NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE AGENT IN BOSTON, MASSACHUSETTS, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Note, is relying thereon. EACH BORROWER, EACH GUARANTOR, ENDORSER AND SURETY, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER OR IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES DIRECTLY OR INDIRECTLY OUT OF OR RELATES TO THIS REVOLVING NOTE, ANY OTHER LOAN

2

DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

3

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be duly executed as of the date set forth above.

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

4

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

5

REVOLVING NOTE

$25,000,000.00	March 23, 2006

FOR VALUE RECEIVED, the undersigned (singly, a “Borrower”, and collectively, the “Borrowers”, together with successors and assigns), jointly and severally promise to pay to the order of JPMORGAN CHASE BANK, N.A. (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 40 Broad Street, Boston, Massachusetts 02109, the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00), or, if less, the aggregate unpaid principal balance of Revolving Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement dated January 5, 2006 (as such may be amended, modified, supplemented or restated, the “Credit Agreement”) by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank, with interest, fees, expenses, and costs at the rate and payable in the manner stated therein.

This is a “Revolving Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Borrowers shall have the right to borrow, re-pay and re-borrow amounts hereunder pursuant to the terms and subject to the conditions of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Agent’s books and records concerning the Revolving Loans, the accrual of interest thereon, and the repayment of such Revolving Loans, shall be prima facie evidence of the indebtedness hereunder, absent manifest error.

No delay or omission by the Agent or the Lender in exercising or enforcing any of Agent’s or such Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence

1

with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Note.

This Revolving Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any suit for the enforcement of this Revolving Note or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. Each Borrower agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Revolving Note or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.

THIS REVOLVING NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE AGENT IN BOSTON, MASSACHUSETTS, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Note, is relying thereon. EACH BORROWER, EACH GUARANTOR, ENDORSER AND SURETY, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER OR IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES DIRECTLY OR INDIRECTLY OUT OF OR RELATES TO THIS REVOLVING NOTE, ANY OTHER LOAN

2

DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

3

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be duly executed as of the date set forth above.

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

4

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

5

REVOLVING NOTE

$10,000,000.00	March 23, 2006

FOR VALUE RECEIVED, the undersigned (singly, a “Borrower”, and collectively, the “Borrowers”, together with successors and assigns), jointly and severally promise to pay to the order of FIRST NIAGARA BANK (hereinafter, together with its successors in title and assigns, the “Lender”), c/o Bank of America, N.A., 40 Broad Street, Boston, Massachusetts 02109, the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or, if less, the aggregate unpaid principal balance of Revolving Loans made by the Lender to or for the account of any Borrower pursuant to the Credit Agreement dated January 5, 2006 (as such may be amended, modified, supplemented or restated, the “Credit Agreement”) by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank, with interest, fees, expenses, and costs at the rate and payable in the manner stated therein.

This is a “Revolving Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Borrowers shall have the right to borrow, re-pay and re-borrow amounts hereunder pursuant to the terms and subject to the conditions of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Agent’s books and records concerning the Revolving Loans, the accrual of interest thereon, and the repayment of such Revolving Loans, shall be prima facie evidence of the indebtedness hereunder, absent manifest error.

No delay or omission by the Agent or the Lender in exercising or enforcing any of Agent’s or such Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver.

Each Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence

1

with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Note.

This Revolving Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Note may seek contribution from any other Person also obligated unless and until all liabilities, obligations and indebtedness to the Lender of the Person from whom contribution is sought have been satisfied in full.

Each Borrower agrees that any suit for the enforcement of this Revolving Note or any other Loan Document may be brought in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. Each Borrower agrees that any action commenced by any Borrower asserting any claim or counterclaim arising under or in connection with this Revolving Note or any other Loan Document shall be brought solely in any New York state or federal court sitting in New York County as the Agent may elect in its sole discretion and consents to the exclusive jurisdiction of such courts with respect to any such action.

THIS REVOLVING NOTE IS DELIVERED TO THE LENDER AT THE OFFICES OF THE AGENT IN BOSTON, MASSACHUSETTS, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Note, is relying thereon. EACH BORROWER, EACH GUARANTOR, ENDORSER AND SURETY, AND THE LENDER BY ITS ACCEPTANCE HEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER OR IN WHICH ANY SUCH BORROWER, GUARANTOR, ENDORSER, SURETY OR LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES DIRECTLY OR INDIRECTLY OUT OF OR RELATES TO THIS REVOLVING NOTE, ANY OTHER LOAN

2

DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

3

IN WITNESS WHEREOF, the Borrowers have caused this Revolving Note to be duly executed as of the date set forth above.

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

4

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN UTAH, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

5

OFFICER’S CLOSING AND SOLVENCY CERTIFICATE

Reference is made to the Credit Agreement dated as of January 5, 2006 (the “Credit Agreement”), as amended by the First Amendment (the “First Amendment”), dated as of March 23, 2006 (as such may be further amended, modified, supplemented or restated hereafter, the “Amended Credit Agreement”) by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

Pursuant to the provisions of Section 6.e of the First Amendment, the undersigned, in his capacity as the Senior Vice President, Chief Financial Officer and Treasurer of Trans World Entertainment Corporation, Record Town, Inc., Record Town USA, LLC, Trans World New York, LLC, Trans World Florida, LLC, and Movies Plus, Inc., the Senior Vice President, Chief Financial Officer and Treasurer of the sole member of Media Logic USA, LLC, and the Executive Vice President, CFO and Secretary of Record Town Utah, LLC, hereby certifies to the Agent that, to the best of his knowledge after due investigation, as of this day:

a.                         All representations and warranties made by each of the Loan Parties in the Amended Credit Agreement, and in any other Loan Document to which any of the Loan Parties is a party, are true and complete in all material respects;

b.                        No event has occurred or failed to occur, which occurrence or which failure to occur constitutes, or solely with the passage of time or the giving of notice (or both) would constitute, a Default or Event of Default; and

c.                         The Loan Parties are each Solvent.

IN WITNESS WHEREOF, the undersigned has executed this certificate as the officer set forth above of each Loan Party as of the 23rd day of March, 2006.

TRANS WORLD ENTERTAINMENT CORPORATION
RECORD TOWN, INC.
RECORD TOWN USA, LLC
RECORD TOWN UTAH, LLC
TRANS WORLD NEW YORK, LLC
TRANS WORLD FLORIDA, LLC
MEDIA LOGIC USA, LLC, by its sole member
MOVIES PLUS, INC.

By	/s/ John J. Sullivan
Name:	John J. Sullivan

March 23, 2006

Trans World Entertainment Corporation

38 Corporate Circle

Albany, New York 12203

Attn:       John J. Sullivan
Chief Financial Officer

Re:  First Amendment to Senior Secured Revolving Credit Facility with Bank of America, N.A. as Agent

Dear Mr. Sullivan:

Reference is made to the First Amendment to Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “First Amendment”), by, among others, (i) Trans World Entertainment Corporation, as Lead Borrower, (ii) the other Borrowers party thereto, (iii) the Facility Guarantors party thereto, (iv) the Lenders named therein, (v) Bank of America, N.A., as Administrative Agent for the Lenders and as Collateral Agent for the Secured Parties (in such capacities, the “Agent”), and (vi) Bank of America, N.A., as Swingline Lender and Issuing Bank. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the First Amendment.

In connection with, and in consideration for, the agreements contained in the First Amendment and to induce the Agent to enter into the First Amendment, the Loan Parties jointly and severally agree as follows:

1.                          The Borrowers shall pay the Agent, for the Agent’s own account, an arrangement fee (the “Arrangement Fee”) in an amount equal to .10% of the Commitment Increase (i.e. $30,000,000 x .10% = $30,000.00). The Arrangement Fee shall be fully earned and paid by the Borrowers in full on the date of the First Amendment. The Arrangement Fee shall not be subject to refund or rebate under any circumstances. The Agent, without prior notice to or consent from the Borrowers, may allocate and pay over a portion of the Arrangement Fee to a Lender or Lenders, in such amounts as the Agent in its discretion determines.

2.                          The Borrowers shall reimburse the Agent and the Lenders for all expenses incurred in connection with the First Amendment, including, without limitation, reasonable attorneys’ fees (to the extent such attorneys’ fees exceed $5,000.00) and costs and expenses.

3.                          The Loan Parties shall execute such instruments, documents and agreements as the Agent and its counsel may reasonably require in order to implement the terms of this Fee Letter. The Loan Parties agree to keep the terms of this Fee Letter confidential and not to disclose same to any other person or entity (including, without limitation, any proposed or actual lender or participant in the credit facilities), without the Agent’s prior written consent.

This Fee Letter is subject to, and is a part of, and is specifically incorporated, in the First Amendment, which documents together constitute one entire agreement. Without limiting the foregoing, as set forth in the First Amendment, this Fee Letter shall be governed by and construed in accordance with, the laws of the State of New York.

This Fee Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto.

This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank]

2

Very truly yours,

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Sally A. Sheehan
Name:	Sally A. Sheehan
Title:	Managing Director

The foregoing is agreed to:

BORROWERS:

TRANS WORLD ENTERTAINMENT CORPORATION

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

MOVIES PLUS, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN, INC.

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

RECORD TOWN USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD NEW YORK, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

TRANS WORLD FLORIDA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary

FACILITY GUARANTORS

MEDIA LOGIC USA, LLC

By:	/s/ John J. Sullivan
Name:	John J. Sullivan
Title:	Executive Vice President, Chief Financial Officer and Secretary